UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05642

Nuveen Multi-Market Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    June 30

Date of reporting period:    June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report June 30, 2017

JMM
Nuveen Multi-Market Income Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Multi-Market Income Fund (JMM)

Nuveen Multi-Market Income Fund (JMM) is advised by Nuveen Fund Advisors, LLC (NFAL) and features portfolio management by Nuveen Asset Management, LLC (NAM). Throughout the reporting period, the portfolio management team has included Jason J. O’Brien, CFA, Chris J. Neuharth and John T. Fruit, CFA. Peter L. Agrimson, CFA, joined the Fund as a portfolio manager in 2016.

On December 21, 2016, a primary benchmark change was approved for the Nuveen Multi-Market Income Fund (JMM). Effective December 31, 2016, the Bloomberg Barclays U.S. Government/Mortgage Bond Index is the new primary benchmark as it more closely aligns with the Fund’s mandate. The JMM Blended Benchmark is the Fund’s secondary benchmark.

Here the Fund’s portfolio management team discusses economic and market conditions, key investment strategies and the Fund’s performance for the twelve-month reporting period ended June 30, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 2.6% for the U.S. economy in the second quarter of 2017, as measured by the “advance” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

Despite the slowdown in early 2017, other data pointed to positive momentum as the labor market continued to tighten, manufacturing improved and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in June 2017 from 4.9% in June 2016 and job gains averaged around 181,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 1.6% over the twelve-month reporting period ended June 30, 2017 on a seasonally adjusted

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in May 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks, but generally recovered and, in the case of the “Trump rally,” U.S. equities experienced significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform made President Trump’s plans for tax cuts and other fiscal stimulus look less likely to happen this year.

What key strategies were used to manage the Fund during this twelve-month reporting period ended June 30, 2017?

The Fund’s investment objective is to achieve high monthly income consistent with prudent risk to capital. The management team invests the Fund’s assets primarily in taxable fixed income securities including, but not limited to: U.S. agency and privately issued mortgage-backed securities; high yield and investment grade corporate bonds; and asset-backed securities.

How did the Fund perform during this twelve-month reporting period ended June 30, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the one-year, five-year and ten-year periods ended June 30, 2017. The Fund’s total return at net asset value (NAV) is compared with the performance of a corresponding market index. For the twelve-month reporting period ended June 30, 2017, JMM outperformed the Bloomberg Barclays U.S. Government/Mortgage Bond Index and its blended benchmark, which is composed of 75% Bloomberg Barclays U.S. Government/Mortgage Index and 25% Bloomberg Barclays U.S. Corporate High-Yield Index.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. At the front end of the Treasury yield curve, rates reflected Fed tightening with yields rising throughout the reporting period for maturities of three years and under. For example, the one-year Treasury yield was up approximately 80 basis points during the reporting period. Meanwhile, rates for longer-term Treasuries rose significantly through mid-March; however, in the final months of the reporting period, three consecutive inflation readings that were weaker than expected contributed to lower yields at the long end of the Treasury yield curve. Rates for 10-year Treasuries rose by more than 115 basis points, before falling approximately 30 basis points to end the reporting period about 85 basis points higher.

6	NUVEEN

Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook, solid corporate earnings, strong fundamentals and low market volatility, led U.S. high yield and investment grade corporate bonds to outperform during the reporting period. Corporate new issue supply was heavy for much of the reporting period as issuers took advantage of favorable financing conditions and potential shifts in U.S. tax policy, but issuance did taper off in the final months of the reporting period. High yield bonds enjoyed strong performance during the reporting period as a whole, helped along by continued accommodative Fed policy. High yield spreads versus Treasuries tightened until March, when they briefly widened due to the temporary spike in interest rates, an oil price decline and a record-setting eight-day streak of outflows from exchange-traded funds. Then in June, the energy segment of the high yield market saw spreads widen because of oil price pressures, the most significant setback for the sector during the past twelve months; however, there was little spillover effect to the rest of the market. By the end of the reporting period, high yield spreads versus Treasuries were once again supported by steady investor interest in the Treasury market combined with low financial market volatility and strengthening equity markets, tightening to levels not seen since mid-2014. During the reporting period, investment grade corporate bonds also generated strong excess returns over Treasuries and outperformed all other investment grade sectors despite the heavy supply.

In the securitized sectors, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. The GNMA segment underperformed because lower yields kept those buyers on the sidelines, while conventional FNMA and FHLMC MBS outperformed. The agency MBS sector as a whole posted slight excess returns versus duration-matched Treasuries. Despite high levels of issuance in late 2016, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment following the election. The segment benefited from the recovery in the broader markets, strong demand for high quality, non-government securities and the lower level of CMBS issuance in the second half of the reporting period. Overall, CMBS finished the reporting period with positive excess returns over Treasuries. Consumer related asset-backed securities (ABS) outpaced duration matched Treasuries on the back of strong consumer health and low volatility. Demand for short-duration, high quality yield overshadowed headlines warning of weaker consumers and auto lending risks as the reporting period progressed.

The main driver of the Fund’s outperformance relative to its benchmark was its broad overweight to the securitized and corporate sectors and corresponding underweight to Treasury securities. The Fund’s exposures in securitized sectors contributed significantly to performance during the reporting period, particularly our overweight in CMBS due to the segment’s outperformance. Commercial real estate prices trended higher providing support for the CMBS market, although the pace of price increases slowed somewhat in 2017. Security selection within the CMBS sector also benefited the Fund as the credit curve flattened during the reporting period and lower rated investment grade bonds outperformed AAA rated bonds. The Fund’s 15-16% overweight in CMBS rated A and BBB bonds provided a significant boost to performance during the reporting period. Security selection was also beneficial in the ABS sector where our emphasis on non-government mortgage-related securities in the sector benefited results. In the MBS sector, continued strength in the housing market and the need for yield provided support for the non-agency segment of the market throughout the reporting period. Both legacy mortgage securities as well as new issue non-agency bonds benefited from strong investor demand; therefore, our overweights to both areas contributed to the Fund’s performance. However, the agency MBS sector underperformed duration matched Treasuries in the second half of the reporting period,

NUVEEN	7

Portfolio Managers’ Comments (continued)

despite declining volatility and a range-bound rate market. As noted above, interest rate increases and the Fed’s commentary outlining plans to reduce its balance sheet weighed on the sector. The Fund’s overweight position in 30-year agency MBS was a modest drag on performance during the second half of the reporting period.

In the corporate sector, the Fund benefited from its exposure to both the high yield and investment grade areas. We were positioned with a modest overweight to high yield securities in the first half of the reporting period, which was beneficial. Also, security selection was helpful, including exposure to credits in the metals/mining and energy sectors, areas that led the high yield market in 2016. In the second half of the reporting period, we moved closer to a benchmark weight in high yield following strong performance and substantial spread tightening in the sector, but continued

to benefit from security selection. Performance continued to be strong in the high yield portfolio, given the favorable credit environment and we saw little in the way of credit deterioration among portfolio positions. In the investment grade sector, both our modest overweight to the sector and security selection were helpful. Overweight positions in financials and industrials were positive contributors to the Fund’s performance because both sectors posted positive excess returns.

As a whole, our interest rate strategy had very little impact on the Fund’s results. Earlier in the reporting period, we positioned the Fund defensively to limit its sensitivity to rising rates because we anticipated that rates would be pressured higher. This included keeping the Fund’s duration, or interest rate sensitivity, shorter than the benchmark at around 4.5 years, while structuring the portfolio to benefit from a flatter yield curve. The shorter duration stance worked to the Fund’s favor because rates rose sharply during the reporting period, but the yield curve positioning modestly detracted because the Treasury curve actually steepened. As the reporting period progressed, we moved the Fund’s duration closer to the benchmark’s duration of approximately 5 years and didn’t have any meaningful yield curve strategy in place. Therefore, interest rate and curve positioning were not meaningful drivers of returns in the second half of the reporting period.

Against the backdrop of supportive economics, favorable financial conditions and lower volatility, we maintained the Fund’s key strategic themes as the reporting period progressed. We remained focused on generating income by keeping broad exposure across the securitized and corporate sectors of the bond market, with an emphasis on security selection. We believe the macro-economic backdrop remains constructive for these spread sectors because credit fundamentals are steady and investors’ continued quest for yield should keep spreads firm. However, valuations in the corporate market have meaningfully grown. While we don’t see a catalyst for significant spread widening in the near term, valuations at these levels warrant a strong focus on bottom-up, issue specific credit selection with careful attention to risk management. Although we modestly reduced the Fund’s investment grade overweight and brought its high yield exposure in line with the benchmark, we believe our outlook still warrants significant exposure to these segments. We continue to like the high yield sector because of the incremental yield these securities provide and the segment’s resiliency in a rising rate environment; however, we are keeping this exposure well diversified and being more selective as a way to minimize risk. Within investment grade credit, we are maintaining the Fund’s bias toward securities in the financial and industrial sectors.

In the securitized sectors, our trading has been more tactical and bottom up in nature. We modestly increased the Fund’s non-agency CMBS exposure because we believe this sector will continue to benefit from the strengthening economy and solid fundamentals of the commercial real estate market. We did sell some CMBS that had reached spread targets. We also initiated a small position in whole business franchise securitizations. As always, we will continually evaluate relative value opportunities and shift the Fund’s exposures toward the segments of the market where we see the best long-term risk/reward equation. We continued to hold a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of the sector.

We shifted to a more neutral interest rate and yield curve positioning as the reporting period progressed. At the end of the reporting period, the Fund’s duration remained close to that of the benchmark index. Although the potential for

8	NUVEEN

volatility continues, particularly associated with central bank balance sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that aggressive positioning in terms of interest rates and yield curve is a beneficial strategy from a risk/reward perspective.

We used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure. The Fund also used interest rate swaps as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure. These derivative positions had a positive impact on performance during the reporting period.

The Fund may also purchase securities on a when-issued or forward commitment basis. Delivery and payment for securities that have been purchased in this manner can take place a month or more after the transaction date. Such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value if the Fund makes such purchases while remaining substantially fully invested.

NUVEEN	9

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the returns of the Fund relative to its comparative benchmarks was the Fund’s use of leverage through the use of reverse repurchase agreements and mortgage dollar rolls. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and Shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on performance during this reporting period.

As of June 30, 2017, the Fund’s percentages of leverage are shown in the accompanying table.

JMM
Effective Leverage*	30.37%
Regulatory Leverage*	0.00%
*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
July 1, 2016	Purchases	Sales	June 30, 2017	Average Balance Outstanding	Purchases	Sales	August 25, 2017
$20,317,000	$4,563,000	$(3,799,000)	$21,081,000	$19,328,723	$ —	$(473,000)	$20,608,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

10	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
July 2016	$0.0360
August	0.0360
September	0.0360
October	0.0360
November	0.0360
Decemeber	0.0360
January	0.0360
February	0.0360
March	0.0360
April	0.0360
May	0.0360
June 2017	0.0360
Total Distributions from Net Investment Income	$0.4320

Current Distribution Rate*	5.77%
*	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2017, the Fund had a positive UNII balances for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	11

Share Information (continued)

SHARE REPURCHASES

During August 2017 (subsequent to the close of the reporting period), the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate up to approximately 10% of its outstanding shares.

As of June 30, 2017, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

JMM
Shares cummulatively repurchased and retired	1,800
Shares authorized for repurchase	945,000

During the current reporting period, the Fund did not repurchase any of its outstanding shares.

OTHER SHARE INFORMATION

As of June 30, 2017, and during the current reporting period, the Fund’s share price was trading at premium/(discount) to its NAV as shown in the accompanying table.

NAV	$8.15
Share price	$7.49
Premium/(Discount) to NAV	(8.10)%
12-month average premium/(discount) to NAV	(8.87)%

12	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Multi-Market Income Fund (JMM)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Investing in mortgage-backed securities entails credit risk, the risk that the servicer fails to perform its duties, liquidity risks, interest rate risks, structure risks, pre-payment risk, and geographical concentration risks. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations including hedging risk are described in more detail on the Fund’s web page at www.nuveen.com/JMM.

NUVEEN	13

JMM

Nuveen Multi-Market Income Fund

Performance Overview and Holding Summaries as of June 30, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
JMM at NAV	6.62%	5.48%	6.47%
JMM at Share Price	6.08%	5.52%	6.98%
Bloomberg Barclays U.S. Government/Mortgage Bond Index	(1.30)%	1.59%	4.10%
Blended Benchmark	2.04%	2.91%	5.02%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

14	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.3%
Corporate Bonds	32.7%
$1,000 Par (or similar) Institutional Preferred	0.3%
Contingent Capital Securities	0.4%
Asset-Backed and Mortgage-Backed Securities	105.5%
Investment Companies	0.7%
Sovereign Debt	0.2%
Repurchase Agreements	4.0%
Other Assets Less Liabilities	(16.8)%
Net Assets Plus Reverse Repurchase Agreements	127.3%
Reverse Repurchase Agreements	(27.3)%
Net Assets	100%

Portfolio Composition

(% of total investments)

Asset-Backed And Mortgaged-Backed Securities	73.2%
Diversified Telecommunication Services	2.7%
Oil, Gas & Consumable Fuels	2.1%
Metals & Mining	1.7%
Chemicals	1.6%
Banks	1.2%
Other	14.7%
Repurchase Agreements	2.8%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA/U.S. Guaranteed	33.1%
AA	6.9%
A	12.5%
BBB	18.1%
BB or Lower	25.5%
N/R (not rated)	3.4%
N/A (not applicable)	0.5%
Total	100%

NUVEEN	15

Shareholder

Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on April 6, 2017 for JMM; at this meeting the shareholders were asked to elect Board Members.

JMM
Common Shares
Approval of the Board Members was reached as follows:
William Adams IV
For	8,237,587
Withhold	397,289
Total	8,634,876
David J. Kundert
For	8,231,194
Withhold	403,682
Total	8,634,876
John K. Nelson
For	8,254,961
Withhold	379,915
Total	8,634,876
Terence J. Toth
For	8,252,709
Withhold	382,167
Total	8,634,876

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multi-Market Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Multi-Market Income Fund (the “Fund”) as of June 30, 2017, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through June 30, 2014 were audited by other auditors whose report dated August 22, 2014 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

August 25, 2017

NUVEEN	17

JMM

Nuveen Multi-Market Income Fund
Portfolio of Investments	June 30, 2017

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 140.1% (97.2% of Total Investments)

	CONVERTIBLE PREFERRED SECURITIES – 0.3% (0.2% of Total Investments)

	Banks – 0.3%

200	Bank of America Corporation	7.250%		BB+	$252,398
	Total Convertible Preferred Securities (cost $159,350)				252,398

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 32.7% (22.7% of Total Investments)

	Aerospace & Defense – 0.8%

$300	Bombardier Inc., 144A	8.750%	12/01/21	B	$333,000
300	Triumph Group Inc.	4.875%	4/01/21	B1	298,125
600	Total Aerospace & Defense				631,125

	Auto Components – 0.3%

250	American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB-	243,750

	Automobiles – 0.2%

100	Ford Motor Company	7.450%	7/16/31	BBB	126,450

	Banks – 1.0%

250	CIT Group Inc., Series A	5.800%	12/31/99	B+	260,625
500	Citigroup Inc.	4.500%	1/14/22	A	537,599
750	Total Banks				798,224

	Capital Markets – 0.7%

500	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	562,879

	Chemicals – 2.3%

200	CF Industries Inc.	3.450%	6/01/23	BB+	189,000
250	Chemours Co	5.375%	5/15/27	B+	256,562
100	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	104,625
100	Hexion Inc.	6.625%	4/15/20	CCC+	91,250
200	Huntsman International LLC	4.875%	11/15/20	B1	210,000
200	Kissner Group Holdings LP, 144A	8.375%	12/01/22	B	207,500
150	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B-	173,250
375	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB-	373,125
200	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	B+	206,500
1,775	Total Chemicals				1,811,812

	Commercial Services & Supplies – 1.3%

150	APX Group, Inc.	8.750%	12/01/20	CCC+	154,875
300	GFL Environmental Corporation, 144A	5.625%	5/01/22	B-	306,750
240	International Lease Finance Corporation	6.250%	5/15/19	BBB-	257,430
250	R.R. Donnelley & Sons Company	7.875%	3/15/21	B+	270,625
940	Total Commercial Services & Supplies				989,680

	Construction Materials – 0.3%

250	Norbord Inc., 144A	6.250%	4/15/23	Ba1	266,875

	Containers & Packaging – 0.6%

250	Cascades Inc., 144A	5.500%	7/15/22	BB-	255,000
200	Coveris Holdings SA, 144A	7.875%	11/01/19	B-	197,000
450	Total Containers & Packaging				452,000

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 0.4%

$250	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B-	$271,665

	Diversified Financial Services – 0.4%

200	James Hardie International Finance Limited, 144A	5.875%	2/15/23	Ba1	209,500
90	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	92,475
290	Total Diversified Financial Services				301,975

	Diversified Telecommunication Services – 3.9%

300	AT&T, Inc.	3.800%	3/15/22	A-	310,477
250	CenturyLink Inc.	6.750%	12/01/23	BB+	269,220
300	CenturyLink Inc.	7.650%	3/15/42	BB+	278,625
99	Frontier Communications Corporation	8.500%	4/15/20	B+	104,074
350	GCI Inc.	6.875%	4/15/25	BB-	378,438
100	IntelSat Jackson Holdings	7.500%	4/01/21	CCC+	92,250
200	Level 3 Financing Inc.	5.250%	3/15/26	BB	207,522
350	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	406,000
500	Qwest Corporation	6.750%	12/01/21	BBB-	552,328
390	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	390,125
2,839	Total Diversified Telecommunication Services				2,989,059

	Electric Utilities – 0.9%

400	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB-	408,050
300	Intergen NV, 144A	7.000%	6/30/23	B1	288,750
700	Total Electric Utilities				696,800

	Electrical Equipment – 0.3%

245	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	255,902

	Energy Equipment & Services – 0.6%

150	Ensco PLC	4.500%	10/01/24	BB	115,500
200	Noble Holding International Limited	7.750%	1/15/24	BB-	157,862
200	SESI, LLC	7.125%	12/15/21	BB-	190,500
550	Total Energy Equipment & Services				463,862

	Equity Real Estate Investment Trusts – 1.0%

300	CommomWealth REIT	5.875%	9/15/20	BBB-	320,808
225	Geo Group Inc.	6.000%	4/15/26	B+	233,437
200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	209,600
725	Total Equity Real Estate Investment Trusts				763,845

	Food & Staples Retailing – 0.2%

200	Pomegranate Merger Sub, Inc., 144A	9.750%	5/01/23	B-	167,750

	Food Products – 0.3%

200	Fage International SA/ FAGE USA Dairy Industry, Inc., 144A	5.625%	8/15/26	BB-	205,960

	Gas Utilities – 0.9%

250	AmeriGas Partners LP/AmeriGas Finance Corporation	5.500%	5/20/25	BB	253,750
300	Ferrellgas LP	6.750%	1/15/22	B	282,750
150	Suburban Propane Partners LP	5.750%	3/01/25	BB-	148,500
700	Total Gas Utilities				685,000

	Health Care Providers & Services – 0.9%

225	Community Health Systems, Inc.	6.875%	2/01/22	CCC+	196,594
175	HCA Inc.	5.250%	6/15/26	BBB-	188,738
275	Kindred Healthcare Inc.	6.375%	4/15/22	B-	270,875
675	Total Health Care Providers & Services				656,207

NUVEEN	19

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Technology – 0.3%

$250	Exela Intermediate LLC / Exela Financial Inc., 144A (WI/DD)	10.000%	7/15/23	B	$246,875

	Hotels, Restaurants & Leisure – 0.5%

200	Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	206,500
200	Wynn Macau Limited, 144A	5.250%	10/15/21	B1	205,000
400	Total Hotels, Restaurants & Leisure				411,500

	Household Durables – 1.3%

250	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	258,125
250	PulteGroup Inc.	4.250%	3/01/21	BB+	260,625
250	Rialto Holdings LLC-Rialto Corporation	7.000%	12/01/18	B1	253,750
250	William Lyon Homes Incorporated	5.875%	1/31/25	B-	257,500
1,000	Total Household Durables				1,030,000

	Independent Power & Renewable Electricity Producers – 0.4%

200	Dynegy Inc., 144A	8.000%	1/15/25	B+	194,000
100	Talen Energy Supply LLC	6.500%	6/01/25	BB-	70,500
300	Total Independent Power & Renewable Electricity Producers				264,500

	Insurance – 0.1%

130	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	107,250

	Internet Software & Services – 1.0%

250	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	265,000
200	Inception Merger Sub Inc. / Rackspace Hosting Inc., 144A	8.625%	11/15/24	BB-	213,000
250	j2 Cloud LLC/Global Inc.	6.000%	7/15/25	BB	257,500
700	Total Internet Software & Services				735,500

	IT Services – 0.7%

250	Booz Allen Hamilton Inc., 144A	5.125%	5/01/25	B+	245,625
300	Zayo Group LLC / Zayo Capital Inc., 144A	5.750%	1/15/27	B	313,875
550	Total IT Services				559,500

	Media – 1.5%

250	CBS Radio, Inc.	7.250%	11/01/24	B-	257,500
300	Charter Communications Operating LLC/ Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB-	324,124
300	Numericable Group SA, 144A	7.375%	5/01/26	B+	325,500
200	Quebecor Media Inc.	5.750%	1/15/23	B+	211,000
1,050	Total Media				1,118,124

	Metals & Mining – 2.5%

120	Alcoa Inc.	5.400%	4/15/21	BBB-	126,000
250	Alcoa Nederland Holding BV, 144A	6.750%	9/30/24	BB+	271,250
175	Allegheny Technologies Inc.	5.950%	1/15/21	B	175,438
300	Eldorado Gold Corporation, 144A	6.125%	12/15/20	B+	307,125
200	Hudbay Minerals, Inc., 144A	7.625%	1/15/25	B	209,500
250	IAMGOLD Corporation	7.000%	4/15/25	B+	257,500
200	Lundin Mining Corporation, 144A	7.500%	11/01/20	BB-	210,280
150	SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB-	148,125
200	United States Steel Corporation, 144A	8.375%	7/01/21	BB+	220,000
1,845	Total Metals & Mining				1,925,218

	Multiline Retail – 0.1%

50	J.C. Penney Company Inc.	8.125%	10/01/19	B+	54,625

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 3.0%

$120	Calumet Specialty Products	7.625%	1/15/22	CCC+	$105,000
250	Crestwood Midstream Partners LP, 144A	5.750%	4/01/25	BB-	249,375
200	Energy Transfer Equity LP	5.500%	6/01/27	BB+	207,000
200	Genesis Energy LP	5.625%	6/15/24	B+	189,500
250	NGL Energy Partners LP/Fin Co, 144A	7.500%	11/01/23	B+	246,562
275	PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	265,031
220	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	211,750
300	Sunoco LP / Sunoco Finance Corp.	6.250%	4/15/21	BB-	313,500
500	Transocean Inc., 144A	9.000%	7/15/23	BB	518,750
2,315	Total Oil, Gas & Consumable Fuels				2,306,468

	Paper & Forest Products – 0.6%

250	Domtar Corporation	4.400%	4/01/22	BBB-	262,698
200	Resolute Forest Products	5.875%	5/15/23	B+	194,750
450	Total Paper & Forest Products				457,448

	Real Estate Management & Development – 0.7%

250	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB-	257,813
300	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	306,375
550	Total Real Estate Management & Development				564,188

	Road & Rail – 0.7%

200	Avis Budget Car Rental, 144A	6.375%	4/01/24	BB-	199,500
200	The Hertz Corporation, 144A	7.625%	6/01/22	BB-	199,520
160	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B-	166,800
560	Total Road & Rail				565,820

	Semiconductors & Semiconductor Equipment – 0.3%

250	Micron Technology, Inc., 144A	5.250%	8/01/23	BB	259,625

	Specialty Retail – 0.3%

205	L Brands, Inc.	6.875%	11/01/35	BB+	197,825

	Technology Hardware, Storage & Peripherals – 0.2%

175	NCR Corporation	4.625%	2/15/21	BB	178,500

	Textiles, Apparel & Luxury Goods – 0.3%

225	Levi Strauss & Company	5.000%	5/01/25	BB+	235,125

	Tobacco – 0.3%

250	Vector Group Limited, 144A	6.125%	2/01/25	BB-	259,687

	Wireless Telecommunication Services – 0.6%

200	Digicel Limited, 144A	6.000%	4/15/21	B1	191,750
250	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB-	268,750
450	Total Wireless Telecommunication Services				460,500
$24,694	Total Corporate Bonds (cost $24,846,692)				25,279,098

NUVEEN	21

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.3% (0.2% of Total Investments)

	Commercial Services & Supplies – 0.3%

$200	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	$212,500
$200	Total $1,000 Par (or similar) Institutional Preferred (cost $203,957)				212,500

Principal Amount (000)	Description (1), (4)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 0.4% (0.3% of Total Investments)

	Banks – 0.4%

$100	Lloyds Banking Group PLC	7.500%	N/A (3)	BB+	$110,313
200	Societe Generale, 144A	7.375%	N/A (3)	BB+	215,000
$300	Total Contingent Capital Securities (cost $304,599)				325,313

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 105.5% (73.2% of Total Investments)

$1,141	321 Henderson Receivables LLC, Series 2012-1A, 144A	7.140%	2/15/67	A3	$1,251,048
500	321 Henderson Receivables LLC, Series 2016-1A, 144A	5.190%	6/17/69	Baa2	495,952
500	321 Henderson Receivables LLC, Series 2017-1A, 144A	3.990%	8/16/60	Aaa	502,436
344	321 Henderson Receivables LLC., Series 2010-1A, 144A	9.310%	7/15/61	Aa1	405,426
469	321 Henderson Receivables Trust Series 2012-2A, 144A	6.770%	10/17/61	A3	501,845
318	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1, 144A	6.500%	8/15/30	AA	354,825
750	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	800,056
1,720	American Homes 4 Rent, Series 2015-SFR2, 144A	0.000%	10/17/45	N/R	17
405	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	453,092
500	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB-	400,511
66	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	10,985
29	Bank of America Funding Trust, Series 2003-3	4.750%	10/25/18	AA+	29,102
82	Barclays BCAP LLC Trust, Resecuritized Series 2009-RR14, 144A	6.000%	5/26/37	A	83,286
500	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.427%	9/10/28	BBB-	505,476
77	Bayview Financial Acquisition Trust 2003-AA, 144A	6.072%	2/25/33	A+	77,058
95	Bayview Financial Acquisition Trust Series 2006C	5.852%	11/28/36	CCC	92,811
107	Bayview Financial Acquisition Trust, Series 2006-C	5.638%	11/28/36	Ba1	105,985
163	Bayview Financial Acquisition Trust, Series 2006-D	5.932%	12/28/36	A2	165,419
97	Bayview Financial Acquisition Trust, Series 2007-A	6.205%	5/28/37	AA+	101,081
570	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	571,396
4	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2006-A	5.704%	2/28/41	AAA	4,264
192	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-3	5.160%	3/25/33	BB+	195,060
500	Citigroup Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2006-CD3	5.688%	10/15/48	B-	261,250
275	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.261%	3/10/48	A-	273,068
511	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.644%	10/10/48	A-	495,190
174	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	174,692
206	CountryWide Alternative Loan Trust 2005-86CB A10	5.500%	2/25/36	Caa3	176,079
160	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2003-J3	5.250%	11/25/33	BBB	159,800
189	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J2	6.500%	3/25/34	AA	195,318
383	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	A+	388,977
185	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2005-47CB	5.500%	10/25/35	Caa3	159,155
351	Countrywide Asset-Backed Certificates Trust, Series 2004-13	4.854%	5/25/35	Baa1	357,306
226	Credit Suisse Commercial Mortgage Trust 2009-3R, 144A	6.000%	1/27/37	AAA	227,525
226	Credit Suisse CSMC Mortgage-Backed Trust, Pass-Through Certificates, Series 2006-7	6.000%	8/25/36	Caa3	189,563

22	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$542		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.162%	4/25/33	BBB-	$538,208
366		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2005-11 6A7	6.000%	12/25/35	D	58,744
228		Credit Suisse First Boston Mortgage Securities, Home Equity Mortgage Pass-Through Certificates, Series 2004-6	5.821%	4/25/35	BB	230,979
791		Credit-Based Asset Servicing and Securitization Pool 2007-SP1, 144A	6.020%	12/25/37	AA	816,296
750		Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	A-	768,493
500		Exeter Auto Receivables, Series 2014-1A, 144A	5.530%	2/16/21	BBB	513,044
10		Fannie Mae Mortgage Pool, (5)	5.000%	11/01/18	Aaa	10,398
35		Fannie Mae Mortgage Pool, (5)	5.000%	2/01/21	Aaa	36,360
1,014		Fannie Mae Mortgage Pool, (5)	3.500%	12/01/26	Aaa	1,055,530
973		Fannie Mae Mortgage Pool, (5)	3.500%	1/01/27	Aaa	1,013,190
43		Fannie Mae Mortgage Pool, (5)	6.000%	5/01/29	Aaa	48,588
23		Fannie Mae Mortgage Pool, (5)	7.000%	9/01/31	Aaa	25,945
29		Fannie Mae Mortgage Pool, (5)	5.500%	6/01/33	Aaa	32,130
93		Fannie Mae Mortgage Pool, (5)	6.000%	1/01/34	Aaa	104,425
123		Fannie Mae Mortgage Pool, (5)	5.500%	2/01/34	Aaa	137,067
101		Fannie Mae Mortgage Pool, (5)	6.000%	3/01/34	Aaa	111,648
93		Fannie Mae Mortgage Pool, (5)	6.000%	1/01/35	Aaa	106,154
57		Fannie Mae Mortgage Pool, (5)	5.000%	7/01/35	Aaa	62,628
24		Fannie Mae Mortgage Pool, (5)	5.500%	3/01/36	Aaa	26,177
81		Fannie Mae Mortgage Pool, (5)	6.000%	6/01/36	Aaa	91,272
91		Fannie Mae Mortgage Pool, (5)	5.500%	4/01/37	Aaa	101,725
45		Fannie Mae Mortgage Pool, (5)	5.000%	6/01/37	Aaa	49,634
91		Fannie Mae Mortgage Pool, (5)	5.500%	6/01/38	Aaa	101,210
1,637		Fannie Mae Mortgage Pool, (5)	3.500%	2/01/44	Aaa	1,682,280
2,324		Fannie Mae Mortgage Pool, (5)	3.500%	5/01/46	Aaa	2,388,902
2,702		Fannie Mae Mortgage Pool, (5)	3.000%	2/01/47	Aaa	2,697,049
—	(6)	Fannie Mae Mortgage Pool	7.000%	7/01/17	Aaa	97
112		Fannie Mae REMIC Pass-Through Certificates	6.104%	2/25/42	Aaa	127,441
554		Fannie Mae REMIC Pass-Through Certificates	3.866%	12/25/42	AAA	215,734
363		Fannie Mae REMIC Pass-Through Certificates	5.293%	7/25/44	Aaa	38,659
2,975		Fannie Mae TBA, Mortgage Pool, (MDR), (WI/DD)	4.500%	TBA	Aaa	3,186,734
4,605		Fannie Mae TBA, Mortgage Pool, (MDR), (WI/DD)	4.000%	TBA	Aaa	4,831,562
2,000		Fannie Mae TBA, Mortgage Pool, (MDR), (WI/DD)	3.500%	TBA	Aaa	2,049,940
2,500		Fannie Mae TBA, Mortgage Pool, (MDR), (WI/DD)	3.000%	TBA	Aaa	2,492,186
3,432		Federa Home Loan Mortgage Corporation, Mortgage Pool, (5)	3.000%	4/01/43	Aaa	3,445,538
500		Focus Brands Funding LLC, Asset Backed Security, 144A	3.857%	4/30/47	BBB	506,865
2,205		Freddie Mac Gold Mortgage Pool, (5)	3.000%	1/01/29	Aaa	2,266,294
2,993		Freddie Mac Gold Mortgage Pool, (5)	3.000%	6/01/46	Aaa	2,988,351
30		Freddie Mac Mortgage Pool, Various, (5)	6.500%	11/01/28	Aaa	34,012
1,471		Freddie Mac Mortgage Pool, (5)	3.500%	1/01/44	Aaa	1,517,802
1,418		Freddie Mac Mortgage Pool, (5)	3.500%	2/01/44	Aaa	1,462,863
199		Freddie Mac Mortgage Trust 2013-KF02, 144A	3.995%	12/25/45	Baa1	202,724
750		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.480%	5/25/45	A	753,369
750		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K709, 144A	3.872%	4/25/45	BBB	760,832
250		Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2015-K714, 144A	3.980%	1/25/47	Baa3	253,573
500		Freddie Mac MultiFamily Mortgage Trust, Structured Pass-Through Certificates, Series 2017-K724, 144A	3.601%	11/25/23	BBB-	458,622
500		GMAT Trust Mortgage Pool 2013-1A, 144A	5.000%	11/25/43	N/R	441,380
1,000		Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass -Through Certificates, Series 2014-GSFL, 144A	3.409%	7/15/31	A	993,779
111		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2001-2, 144A	7.500%	6/19/32	CCC	114,238
667		Goldman Sachs Mortgage Securities Corporation, GSMPS Mortgage Pass-Through Certificates, Series 2003-3, 144A	7.000%	6/25/43	BBB	741,771
72		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-10 1A1	2.979%	10/25/33	A	72,452
548		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP1, 144A	8.500%	1/25/35	B2	615,168
761		Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2, 144A	7.500%	3/25/35	B1	821,144

NUVEEN	23

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$813	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2, 144A	7.500%	9/25/35	B3	$865,191
500	Goldman Sachs Mortgage Securities Trust, Mortgage Pass-Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB-	396,139
263	Government National Mortgage Association Pool, (5)	5.500%	8/15/33	Aaa	302,595
172	Government National Mortgage Association Pool, (5)	6.000%	7/15/34	Aaa	194,279
180	GP Portfolio Trust 2014-GPP A, 144A	4.159%	2/15/27	BBB-	180,482
313	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	294,511
82	IndyMac MBS Inc., Residential Asset Securitization Trust, Mortgage Pass-Through Certificates, Series 2004-A2	4.000%	5/25/34	AA+	82,461
500	Jimmy Johns Funding LLC, Series 2017-1A, 144A (WI/DD)	3.610%	7/30/47	BBB	500,000
354	JP Morgan Alternative Loan Trust 2006-S1, Mortgage Pass-Through Certificates	6.500%	3/25/36	D	321,413
750	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2011-C4 C, 144A	5.581%	7/15/46	A	807,538
75	Lehman ABS Manufactured Housing Contract Asset Backed Certificates, Series 2001B	4.350%	4/15/40	AA	76,194
3	Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2008-6	5.122%	7/25/47	A+	2,667
423	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	443,083
149	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	151,298
1,253	Mid-State Capital Corporation Trust Notes, Series 2004-1 A	6.005%	8/15/37	AA+	1,354,651
1,022	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,091,629
86	Mid-State Trust 2004-A	8.900%	8/15/37	BBB	94,027
206	Mid-State Trust 2010-1, 144A	7.000%	12/15/45	A	226,531
844	Mid-State Trust 2010-1, 144A	5.250%	12/15/45	AA	886,989
306	Mid-State Trust XI	5.598%	7/15/38	A+	324,387
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.914%	6/15/47	BBB-	449,593
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.383%	4/15/48	BBB-	422,350
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/15/48	BBB-	400,822
500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C28	4.747%	1/15/49	A3	517,417
115	Morgan Stanley Mortgage Loan Trust, Pass-Through Certificates, 2006-2	5.750%	2/25/36	Caa2	114,771
357	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB-	363,400
462	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates, 2004-5 6A1	7.000%	6/25/34	A+	485,624
372	Mortgage Asset Securitization Transactions Inc., Mortgage Pass-Through Certificates, Series 2003-11	5.250%	12/25/33	A	375,948
708	Motel 6 Trust 2015-MTL6, 144A	4.532%	2/5/30	BBB-	707,948
250	New Residential Advance Receivable Trust, Series 2016-T1, 144A	4.377%	6/15/49	BBB	251,415
500	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	502,749
546	New Residential Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2014-1A, 144A	6.044%	1/25/54	BB	574,800
150	Oakwood Mortgage Investors Inc., Series 1999-A	6.090%	4/15/29	Aa1	151,886
500	OMART Receivables Trust, Series 2015-T3, 144A	4.687%	11/15/47	BBB	500,296
500	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	487,709
269	Origen Manufactured Housing Contract Trust Collateralized Notes Series 2005B	5.990%	1/15/37	A+	275,648
500	Pretium Mortgage Credit Partners I, Series 2017-NPL1, 144A	5.500%	4/29/32	N/R	489,339
307	Renaissance Home Equity Loan Trust Asset Backed Certificates, Series 2005-4 A6	5.749%	2/25/36	Caa1	309,720
670	Residential Asset Securities Corporation , Home Equity Mortgage Asset Backed Pass-Through Certificates, Series 2004-KS1	5.721%	2/25/34	Baa3	685,362
88	Residential Funding Mortgage Securities II, Inc., Home Loan Backed Notes Trust 2003-HI4	6.030%	2/25/29	A+	89,675
275	Residential Funding Mortgage Trust I, 2007-S9	6.000%	10/25/37	N/R	231,987
229	Salomon Brothers Commercial Mortgage Trust Pass-Through VII Certificates, Series 2003-1 A2, 144A	6.000%	9/25/33	BB	226,764
765	Springleaf Mortgage Loan Trust 2013-2A, 144A	4.480%	12/25/65	A+	763,315
703	Springleaf Mortgage Loan Trust 2013-2A, 144A	3.520%	12/25/65	AA	701,862
801	Springleaf Mortgage Loan Trust, Series 2013-3A, 144A	5.000%	9/25/57	BBB	801,072

24	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$257	Structured Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-29	5.250%	9/25/33	A	$260,164
1,141	Taco Bell Funding LLC, Series 2016-1A, 144A	3.832%	5/25/46	BBB	1,166,839
500	V Mortgage LLC, Pass-Through Certificate , Series 2014-NPL1, 144A	4.750%	4/27/54	N/R	497,313
499	Vericrest Opportunity Loan Transferee, Series 2015-NLP4, 144A	4.250%	2/25/55	N/R	498,588
500	Vericrest Opportunity Loan Transferee, Series 2015-NP14, 144A	4.875%	11/27/45	N/R	499,623
500	Vericrest Opportunity Loan Transferee, Series 2017-NPL1, 144A	6.000%	2/25/47	N/R	505,456
500	Vericrest Opportunity Loan Transferee, Series 2017-NPL5, 144A	5.375%	5/28/47	N/R	498,001
500	Verus Securitization Trust, Series 2017-1A, 144A	5.273%	1/25/47	BBB	499,941
93	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	93,399
38	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS1	5.250%	2/25/18	N/R	38,074
480	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-MS4	5.500%	2/25/33	AA+	483,146
290	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S6	4.500%	7/25/18	A	289,767
264	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2003-S8	5.000%	9/25/18	AA	264,836
37	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.251%	8/25/38	AA	38,348
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.645%	9/15/58	BBB-	437,476
500	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C26, 144A	3.586%	2/15/48	BBB-	373,242
750	Wells Fargo-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C3, 144A	5.335%	3/15/44	A1	794,083
250	WF-RBS Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2011-C2, 144A	5.392%	2/15/44	Aa2	267,126
$83,007	Total Asset-Backed and Mortgage-Backed Securities (cost $80,942,812)				81,349,219

Shares	Description (1), (7)				Value

	INVESTMENTS COMPANIES – 0.7% (0.5% of Total Investments)

32,000	Blackrock Credit Allocation Income Trust IV				$430,400
7,036	Pioneer Floating Rate Trust				83,728
	Total Investment Companies (cost $483,429)				514,128

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.2% (0.1% of Total Investments)

	Uruguay – 0.2%

$123	Republic of Uruguay	8.000%	11/18/22	BBB	$149,620
$123	Total Sovereign Debt (cost $124,154)				149,620
	Total Long-Term Investments (cost $107,064,993)				108,082,276

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 4.0% (2.8% of Total Investments)

	REPURCHASE AGREEMENTS – 4.0% (2.8% of Total Investments)

$3,081	Repurchase Agreement with State Street Bank, dated 6/30/17, repurchase price $3,080,979, collateralized by $2,475,000 U.S. Treasury Bonds, 8.000%, due 11/15/21, value $3,147,987	0.050%	7/03/17		$3,080,966
	Total Short-Term Investments (cost $3,080,966)				3,080,966
	Total Investments (cost $110,145,959) – 144.1%				111,163,242
	Reverse Repurchase Agreements – (27.3)%				(21,081,000)
	Other Assets Less Liabilities – (16.8)% (8)				(12,935,274)
	Net Assets – 100%				$77,146,968

NUVEEN	25

JMM	Nuveen Multi-Market Income Fund
	Portfolio of Investments (continued)	June 30, 2017

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/(Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(1)	9/17	$(216,109)	$94	$344
U.S. Treasury 5-Year Note	Short	(42)	9/17	(4,949,110)	7,219	11,868
U.S. Treasury 10-Year Note	Short	(33)	9/17	(4,142,531)	9,281	10,518
U.S. Treasury Ultra Bond	Long	2	9/17	331,750	(1,375)	6,441
				$(8,976,000)	$15,219	$29,171

Interest Rate Swaps (OTC Uncleared)

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Optional Termination Date	Termination Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$17,000,000	Receive	1-Month USD-LIBOR-ICE	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$61,338	$61,338

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Perpetual security. Maturity date is not applicable.

(4)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

(6)	Principal Amount (000) rounds to less than $1,000.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(9)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

MDR	Denotes investment is subject to dollar roll transactions.

REIT	Real Estate Investment Trust

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

USD-LIBOR-ICE	United States Dollar – London Inter-Bank Offered Rate – Intercontinental Exchange

See accompanying notes to financial statements.

26	NUVEEN

Statement of Assets and Liabilities	June 30, 2017

Assets
Long-term investments, at value (cost $107,064,993)	$108,082,276
Short-term investments, at value (cost approximates value)	3,080,966
Cash collateral at broker(1)	75,000
Unrealized appreciation on interest rate swaps	61,338
Receivable for:
Dividends	3,625
Interest	638,526
Investments sold	142,104
Paydowns	2,140
Variation margin on futures contracts	16,594
Other assets	4,675
Total assets	112,107,244
Liabilities
Reverse repurchase agreements	21,081,000
Payable for:
Dividends	318,804
Investments purchased	13,363,467
Variation margin on futures contracts	1,375
Accrued expenses:
Interest	4,077
Management fees	78,746
Trustees fees	1,327
Other	111,480
Total liabilities	34,960,276
Net assets	$77,146,968
Shares outstanding	9,462,350
Net asset value (“NAV”) per share outstanding	$8.15
Net assets consist of:
Shares, $0.01 par value per share	$94,624
Paid-in surplus	82,347,966
Undistributed (Over-distribution of) net investment income	121,064
Accumulated net realized gain (loss)	(6,524,478)
Net unrealized appreciation (depreciation)	1,107,792
Net assets	$77,146,968
Authorized shares	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	27

Statement of Operations	Year Ended June 30, 2017

Investment Income
Dividends	$53,976
Interest	4,888,700
Total investment income	4,942,676
Expenses
Management fees	937,149
Interest expense	174,437
Custodian fees	72,859
Trustees fees	3,274
Professional fees	41,238
Shareholder reporting expenses	35,096
Shareholder servicing agent fees	8,712
Stock exchange listing fees	7,387
Investor relations expense	12,575
Other	22,229
Total expenses before fee waiver/expense reimbursement	1,314,956
Fee waiver/expense reimbursement	(53,329)
Net expenses	1,261,627
Net investment income (loss)	3,681,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(1,133,510)
Futures contracts	(36,522)
Change in net unrealized appreciation (depreciation) of:
Investments	1,965,121
Futures contracts	347,704
Swaps	61,338
Net realized and unrealized gain (loss)	1,204,131
Net increase (decrease) in net assets from operations	$4,885,180

See accompanying notes to financial statements.

28	NUVEEN

Statement of Changes in Net Assets

	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$3,681,049	$3,860,842
Net realized gain (loss) from:
Investments	(1,133,510)	(2,007,244)
Futures contracts	(36,522)	(456,958)
Change in net unrealized appreciation (depreciation) of:
Investments	1,965,121	382,315
Futures contracts	347,704	(410,220)
Swaps	61,338	—
Net increase (decrease) in net assets from operations	4,885,180	1,368,735
Distributions to Shareholders
From net investment income	(4,087,735)	(4,504,138)
Decrease in net assets from distributions to shareholders	(4,087,735)	(4,504,138)
Capital Share Transactions
Cost of shares repurchased and retired	—	(12,867)
Net increase (decrease) in net assets from capital share transactions	—	(12,867)
Net increase (decrease) in net assets	797,445	(3,148,270)
Net assets at the beginning of period	76,349,523	79,497,793
Net assets at the end of period	$77,146,968	$76,349,523
Undistributed (Over-distribution of) net investment income at the end of period	$121,064	$136,282

See accompanying notes to financial statements.

NUVEEN	29

Statement of Cash Flows	Year Ended June 30, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$4,885,180
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(178,116,266)
Proceeds from sales and maturities of investments	179,004,956
Proceeds from (Purchases of) short-term investments, net	(2,266,577)
Amortization (Accretion) of premiums and discounts, net	(77,046)
(Increase) Decrease in:
Cash collateral at broker	53,000
Receivable for dividends	—
Receivable for interest	96,508
Receivable for investments sold	202,565
Receivable for paydowns	4,133
Receivable for variation margin on futures	(12,922)
Other assets	264
Increase (Decrease) in:
Payable for investments purchased	258,089
Payable for variation margin on futures contracts	(4,297)
Accrued interest	826
Accrued management fees	12,346
Accrued Trustees fees	754
Accrued other expenses	9,117
Net realized (gain) loss from:
Investments	1,133,510
Paydowns	51,173
Change in net unrealized appreciation (depreciation) of:
Investments	(1,965,121)
Swaps	(61,338)
Net cash provided by (used in) operating activities	3,208,854
Cash Flows from Financing Activities:
Net borrowings through reverse repurchase agreements	764,000
Cash distributions paid to shareholders	(4,086,983)
Net cash provided by (used in) financing activities	(3,322,983)
Net Increase (Decrease) in Cash	(114,129)
Cash at the beginning of period	114,129
Cash at the end of period	$—

Supplemental Disclosures of Cash Flow Information
Cash paid for interest	$173,611

See accompanying notes to financial statements.

30	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	31

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount From Shares Repurchase and Retired		Ending NAV	Ending Share Price
Year Ended 6/30:
2017	$8.07	$0.39	$0.12	$0.51	$(0.43)	$—	$—	$(0.43)	$—		$8.15	$7.49
2016	8.40	0.41	(0.26)	0.15	(0.48)	—	—	(0.48)	—	**	8.07	7.48
2015	8.72	0.47	(0.31)	0.16	(0.48)	—	—	(0.48)	—		8.40	7.21
2014(f)	8.34	0.40	0.39	0.79	(0.41)	—	—	(0.41)	—		8.72	7.77
Year Ended 8/31:
2013	8.49	0.53	(0.12)	0.41	(0.56)	—	—	(0.56)	—		8.34	7.25
2012	8.42	0.59	0.10	0.69	(0.60)	—	(0.02)	(0.62)	—		8.49	8.10

32	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Before Reimbursement(c)				Ratios to Average Net Assets After Reimbursement(c)(d)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

6.62%	6.08%	$77,147	1.71%		4.72%		1.64%		4.79%		191%
1.89	10.86	76,350	1.68		4.66		1.30		5.05		205
1.88	(1.24)	79,498	1.60		5.14		1.26		5.47		143
9.68	13.10	82,558	1.22	*	5.68	*	1.22	*	5.68	*	251

4.93	(4.19)	78,902	1.18		6.20		1.18		6.20		310
8.56	13.58	80,366	1.25		7.05		1.25		7.05		260

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.
•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratios of Interest Expense to Average Net Assets
Year Ended 6/30:
2017	0.23%
2016	0.15
2015	0.12
2014(f)	0.06	*
Year Ended 8/31:
2013	0.04
2012	0.06

(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. As of September 8, 2016, the Adviser is no longer contractually reimbursing the Fund for any fees and expenses.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the ten months ended June 30, 2014.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	33

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Multi-Market Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JMM.” The Fund was organized as a Massachusetts business trust on May 27, 2014 (previously organized as a Virginia corporation).

The end of the reporting period for the Fund is June 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objective and Principal Investment Strategies

The Fund seeks to provide high monthly income consistent with prudent risk to capital. The Fund will invest primarily in debt securities, including, but not limited to, U.S. agency and privately issued mortgage-backed securities, corporate debt securities, and asset-backed securities. Under normal market conditions, at least 65% of the Fund’s total assets must be invested in securities that, at the time of purchase, are rated investment-grade or of comparable quality. No more than 35% of the Fund’s total assets may be held in high-yield issues. The Fund is authorized to borrow funds or issue senior securities in amounts not exceeding 33  1⁄3% of its total assets. The Fund may utilize derivatives including options; futures contracts; options on futures contracts; interest-rate caps, collars and floors; interest-rate, total return, and credit default swap agreements; and options on the foregoing type of swap agreements.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$13,359,753

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

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Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon,

NUVEEN	35

Notes to Financial Statements (continued)

maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Preferred Securities	$252,398	$—	$—	$252,398
Corporate Bonds	—	25,279,098	—	25,279,098
$1,000 Par (or similar) Institutional Preferred	—	212,500	—	212,500
Contingent Capital Securities	—	325,313	—	325,313
Asset-Backed and Mortgage-Backed Securities	—	81,349,219	—	81,349,219
Investment Companies	514,128	—	—	514,128
Sovereign Debt	—	149,620	—	149,620

Short-Term Investments:
Repurchase Agreements	—	3,080,966	—	3,080,966

Investments in Derivatives:
Futures Contracts**	29,171	—	—	29,171
Interest Rate Swaps**	—	61,338	—	61,338
Total	$795,697	$110,458,054	$—	$111,253,751
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

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The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Dollar Roll Transactions

The Fund is authorized to enter into dollar roll transactions (“dollar rolls”) in which the Fund purchases or sells mortgage-backed securities (“MBS”) for delivery in the future and simultaneously contracts to sell or repurchase a substantially similar (same type, coupon, and maturity) MBS on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR”, when applicable. During the roll period, the Fund foregoes principal and interest paid on the MBS. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase. Such compensation is recognized as a component of “Net realized gain (loss) from investments” on the Statement of Operations. Dollar rolls are valued daily.

Dollar rolls involve the risk that the market value of the MBS the Fund is obligated to repurchase under an agreement may decline below the repurchase price. These transactions also involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event that the buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
State Street Bank	$3,080,966	$(3,080,966)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading

NUVEEN	37

Notes to Financial Statements (continued)

Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund used U.S. Treasury futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$11,496,121
*	The average notional amount is calculated based on the absolute aggregate national amount of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$22,730	Payable for variation margin on futures contracts*	$6,441
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Interest rate	Futures contracts	$(36,522)	$347,704

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

38	NUVEEN

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/ or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contacts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund used interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$3,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statements of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps**	$61,338	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

NUVEEN	39

Notes to Financial Statements (continued)

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

					Gross Amounts not offset on the Statement of Assets and Liabilities
Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized Depreciation) on Interest Rate Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation Depreciation) on Interest Rate Swaps	Interest Rate Swaps Premiums Paid	Collateral Pledged to (from) Counterparty	Net Exposure
Morgan Stanley Capital Service LLC	$61,338	$—	$—	$61,338	$—	$(61,338)	$—
***	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$—	$61,338

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/17	Year Ended 6/30/16
Shares repurchased and retired	—	(1,800)
Weighted average:
Price per share repurchased and retired	$—	$7.13
Discount per share repurchased and retired	—%	14.62%

5. Investment Transactions

Long-term purchases and sales (including maturities and dollar roll transactions, but excluding derivative transactions) during the current fiscal period aggregated $178,116,266 and $179,004,956 respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

40	NUVEEN

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$110,377,693
Gross unrealized:
Appreciation	$2,459,350
Depreciation	(1,673,801)
Net unrealized appreciation (depreciation) of investments	$785,549

Permanent differences, primarily due to paydowns, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2017, the Fund’s tax year end, as follows:
Paid-in surplus	$(1)
Undistributed (Over-distribution of) net investment income	391,468
Accumulated net realized gain (loss)	(391,467)

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Fund’s tax year end, were as follows:
Undistributed net ordinary income[1]	$672,309
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2017 and June 30, 2016 was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[1]	$4,087,735
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[1]	$4,542,059
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends and interest and net short-term capital gains, if any.

As of June 30, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$6,474,173

7. Management Fees

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	41

Notes to Financial Statements (continued)

For the period July 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, was calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $250 million	0.6750
For the next $500 million	0.6625
For managed assets over $1 billion	0.6500

Effective August 1, 2016, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $150 million	0.6750
For the next $600 million	0.6625
For managed assets over $1 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2017, the complex-level fee for the Fund was 0.1606%.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through September 8, 2016, so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding any costs of leverage, do not exceed 1.15% of the Fund’s average net assets.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will segregate assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund received a fee for use of the security by the counterparty, which may result in interest income to the Fund, which is recognized as a component of “Interest income” on the Statement of Operations.

42	NUVEEN

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
BNP Paribas	1.35%	$(13,617,000)	7/26/17	$(13,617,000)	$(13,619,553)
Goldman Sachs	1.47	(7,464,000)	7/26/17	(7,464,000)	(7,465,524)
		$(21,081,000)		$(21,081,000)	$(21,085,077)

During the current fiscal period, the average daily balance outstanding and weighted average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$19,328,723
Weighted average interest rate	0.83%

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged** to Counterparty	Net Exposure
BNP Paribas	$(13,619,553)	$13,619,553	$ —
Goldman Sachs	(7,465,524)	7,465,524	—
	$(21,085,077)	$21,085,077	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Fund did not enter into any inter-fund loan activity.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	43

Notes to Financial Statements (continued)

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

44	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young**

*	Interested Board Member.
**	Effective July 1, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JMM
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FlNRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	45

Glossary of Terms

Used in this Report

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Bloomberg Barclays U.S. Government/Mortgage Bond Index: The index measures the performance of U.S. government bonds and mortgage-related securities. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Blended Benchmark: A two index blend comprised of weightings approximating the Fund’s proposed portfolio: 25% Bloomberg Barclays U.S. Corporate High-Yield Index and 75% Bloomberg Barclays U.S. Government/Mortgage Index. 1) Bloomberg Barclays U.S. Corporate High-Yield Index: An unmanaged index that covers the universe of domestic fixed-rate non-investment grade debt; and 2) Bloomberg Barclays U.S. Government/Mortgage Index: An unmanaged index considered representative of U.S. government treasury securities and agency mortgage-back securities. Benchmark returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

46	NUVEEN

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the fund. Both of these are part of the fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

NUVEEN	47

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

48	NUVEEN

Annual Investment

Management Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision

NUVEEN	49

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

50	NUVEEN

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B.	The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

NUVEEN	51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board noted that the Fund ranked in the second quartile in the Performance Peer Group in the one-year period and third quartile in the three- and five-year periods. The Fund also outperformed its blended benchmark during such periods. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted the Fund had a net management fee and a net expense ratio below the respective peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain exchange-traded funds (“ETFs”) sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, with respect to the Sub-Adviser, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment

52	NUVEEN

management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund

NUVEEN	53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

54	NUVEEN

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	55

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III		176

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III		176

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		176

∎ DAVID J. KUNDERT			Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).
1942 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II		176

56	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ ALBIN F. MOSCHNER(2)			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		176

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		176

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		176

∎ CAROLE E. STONE			Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		176

∎ TERENCE J. TOTH			Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		176

NUVEEN	57

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ MARGARET L. WOLFF			Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I		176

∎ ROBERT L. YOUNG(3)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		174

Interested Board Member:

∎ MARGO L. COOK(2)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2006 Class III		176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		177

58	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		177

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		177

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		177

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen Investments Holdings, Inc. (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		177

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		177

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

NUVEEN	59

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 9o1 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		177

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		177

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		176

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		177

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		177

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

60	NUVEEN

Notes

NUVEEN	61

Notes

62	NUVEEN

Notes

NUVEEN	63

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-A-0617D        243945-INV-Y-08/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Multi-Market Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
June 30, 2017	$34,610	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

June 30, 2016	$33,620	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
June 30, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

June 30, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
June 30, 2017	$0	$0	$0	$0
June 30, 2016	$0	$0	$0	$0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC, formerly known as Nuveen Fund Advisors, Inc., is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

John T. Fruit, CFA, entered the financial services industry in 1988 and joined FAF Advisors in 2001 as a senior fixed-income research analyst. He became a portfolio manager in 2005 and most recently served as Senior Fixed-Income Portfolio Manager at FAF Advisors until joining Nuveen Asset Management. He joined Nuveen Asset Management as Senior Vice President, Portfolio Manager and Head of High-Yield Credit Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Chris J. Neuharth, CFA, entered the financial services industry in 1981 and became a portfolio manager in 1985. He rejoined FAF Advisors (“FAF”) in 2000 and most recently served as Senior Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Managing Director, Portfolio Manager and Head of Securitized Debt Sector Team on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Jason J. O’Brien, CFA, entered the financial services industry in 1993 when he joined FAF. He became a portfolio manager in 2001 and most recently served as Fixed-Income Portfolio Manager at FAF until joining Nuveen Asset Management. He joined Nuveen Asset Management as Vice President and Portfolio Manager on January 1, 2011 in connection with its acquisition of a portion of FAF’s asset management business.

Peter L. Agrimson, CFA, is a co-manager on the Short Duration Multi Sector strategy and related institutional portfolios. He is also a member of the Securitized Debt Sector Team, responsible for trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. He performs credit analysis and surveillance for the firm’s mortgage-backed securities and asset-backed securities portfolios. He began working in the financial services industry in 2005.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of June 30, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type*						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
John Fruit	6	$2.726 billion	1	$10.8 million	4	$2.2 million	0	0	0	0	0	0
Chris Neuharth	8	$2.817 billion	0	$0	20	$1.524 billion	0	0	0	0	0	0
Jason O’Brien	3	$762 million	0	$0	26	$835.4 million	0	0	0	0	0	0
Peter Agrimson	1	$566 million	0	$0	1	$6.5 million	0	0	0	0	0	0
*	Assets are as of June 30, 2017.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF JMM SECURITIES AS OF JUNE 30, 2017

Name of Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Agrimson	X
John Fruit	X
Chris Neuharth				X
Jason O’Brien	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multi-Market Income Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017